Exhibit 10.6

SIXTH AMENDMENT TO LOAN DOCUMENTS
This Sixth Amendment to Loan Documents (this “Amendment”) is entered into as of March 30, 2012, by and between COMERICA BANK (“Bank”) and BRIDGEPOINT EDUCATION, INC. (“Parent”), BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC (“BEREH”), ASHFORD UNIVERSITY, LLC (“Ashford”), UNIVERSITY OF THE ROCKIES, LLC (“UOR”) and WAYPOINT OUTCOMES, LLC (“Waypoint”, and collectively with Parent, BEREH, Ashford, and UOR, each a “Borrower” and collectively, “Borrowers”).
RECITALS
Borrowers and Bank are parties to that certain Credit Agreement dated as of January 29, 2010 (“Credit Agreement”), that certain Security Agreement dated as of January 29, 2010, that certain Revolving Credit Note issued on January 29, 2010 (the “Revolving Credit Note”), and that certain LIBOR/Prime Referenced Rate Addendum to Revolving Credit Note dated as of January 29, 2010 (as each agreement may be amended from time to time, including without limitation that certain extension letter dated as of March 23, 2010, that certain First Amendment to Loan Documents dated as of July 30, 2010, that certain Second Amendment to Loan Documents dated as of August 5, 2010, that certain Third Amendment to Loan Documents dated December 1, 2010, that certain Fourth Amendment to Loan Documents dated May 2, 2011, and that certain Fifth Amendment to Loan Documents dated January 13, 2012, together with any related documents, the “Loan Documents”). The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.     The definition of “Revolving Credit Maturity Date” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
“‘Revolving Credit Maturity Date’ shall mean April 15, 2012, or such earlier date on which the entire unpaid principal amount of all Revolving Loans becomes due and payable pursuant to the terms hereof; provided, however, if any such date is not a business day, then the Revolving Credit Maturity Date shall be the next succeeding business day.”
2.    The Revolving Credit Note is amended to extend the Maturity Date to April 15, 2012.
3.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents. The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Documents, as in effect prior to the date hereof.
5.    Each Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date of this Amendment, other than any exceptions and qualifications to such representations and warranties as have been disclosed to the Bank in writing prior to the date of this Amendment, and that no Event of Default has occurred or is continuing.
6.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower;
(b)    all reasonable Bank Expenses incurred through the date of this Amendment; and
(c)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
7.    This Amendment may be executed in two or more original, facsimile or .PDF counterparts, each of which shall he deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMERICA BANK By: /s/ GREG PARK Name: Greg Park Title: SVP	BRIDGEPOINT EDUCATION, INC., a Delaware corporation By: /s/DAN DEVINE Name: Dan Devine Title: Chief Financial Officer

BRIDGEPOINT EDUCATION REAL
  ESTATE HOLDINGS, LLC,
an Iowa limited liability company

By:    Bridgepoint Education, Inc.,
a Delaware corporation
Its:    Sole Member

By:    /s/ DAN DEVINE
Name:    Dan Devine
Title:    Chief Financial Officer

[Signature Page to Sixth Amendment to Loan Documents]

ASHFORD UNIVERSITY, LLC, an Iowa limited liability company By: Bridgepoint Education, Inc., a Delaware corporation Its: Sole Member By: /s/ DAN DEVINE Name: Dan Devine Title: Chief Financial Officer

UNIVERSITY OF THE ROCKIES, LLC,
a Colorado limited liability company

By:    Bridgepoint Education, Inc.,
a Delaware corporation
Its:    Sole Member

By:    /s/ DAN DEVINE
Name:    Dan Devine
Title:    Chief Financial Officer

WAYPOINT OUTCOMES, LLC, a Delaware limited liability company By: Bridgepoint Education, Inc., a Delaware corporation Its: Sole Member By: /s/ DAN DEVINE Name: Dan Devine Title: Chief Financial Officer

[Signature Page to Sixth Amendment to Loan Documents]